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                                                                   Exhibit 10.18

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

      THIS AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT dated as of August 30, 2001 (this "AGREEMENT"), is entered into by and among DOV Pharmaceutical, Inc., a Delaware corporation (the "COMPANY"), Arnold Lippa ("LIPPA"), Bernard Beer ("BEER") (Lippa and Beer are referred to herein each as a "FOUNDER" and collectively as the "FOUNDERS"), the persons and entities identified as Series C Stockholders on the signature pages hereto (the "SERIES C STOCKHOLDERS"), and the persons and entities identified as Series D Stockholders on the signature pages hereto along with such subsequent investors who sign counterpart signature pages to this Agreement pursuant to Section 5.11 hereof (the "SERIES D STOCKHOLDERS" who together with the Series C Stockholders are referred to herein collectively as the "INVESTORS") (the Founders and Investors are collectively referred to herein as the "STOCKHOLDERS").

      WHEREAS, the Founders own in the aggregate 1,950,000 shares of the Company's common stock, par value $0.0001 per share ("COMMON STOCK");

      WHEREAS, the Series C Stockholders own in the aggregate 1,750,000 shares of the Company's series C convertible preferred stock, par value $1.00 per share ("SERIES C PREFERRED STOCK");

      WHEREAS, the Series D Stockholders are purchasing up to an aggregate of 1,400,000 shares of the Company's series D convertible preferred stock, par value $1.00 per share ("SERIES D PREFERRED STOCK"), pursuant to the Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") by and among the Company and the Series D Stockholders dated as of the date hereof;

      WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Stock Purchase Agreement that the Company and the Series D Stockholders enter into this Agreement to provide the Series D Stockholders with certain rights as more fully provided for herein; and

      WHEREAS, the Company and the Stockholders hereto wish, effective conditioned upon and simultaneous with the Closing (as that term is defined in the Stock Purchase Agreement), to amend and restate in its entirety the Stockholders Agreement by and among the Founders and the Series C Stockholders dated as of June 20, 2000 to add the Series D Stockholders as parties to such Stockholders Agreement and to make such other changes set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth and other good and valuable consideration, the parties hereto agree as follows:

1. DEFINITIONS

      "AFFILIATE" and "AFFILIATED" shall have the meaning set forth in Rule 405 of the General Rules and Regulations promulgated under the Securities Act of 1933, as the same may be amended from time to time.
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      "PERMITTED TRANSFEREE" means (i) in the case of a Stockholder that is a natural person, such Stockholder's parent, spouse, sibling, lineal descendant, a charitable institution, one or more trusts or other legal entities for the benefit of the Stockholder or any of the foregoing, the estate of the Stockholder and any other Stockholder and (ii) in the case of a Stockholder that is not a natural person, any partner, retired partner, Affiliated partnership, member, former member, Affiliated limited liability company, subsidiary, parent or Affiliated corporation of such Stockholder or a charitable institution.

      "PREFERRED STOCK" means the Series C Preferred Stock and the Series D Preferred Stock, together with any shares issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

      "SERIES C PRIORITY SHARES" shall mean as to each Series C Stockholder the number of Shares owned by such Series C Stockholder on the date hereof divided by three, less the number of Shares Transferred by such Series C Stockholder pursuant to this Agreement or otherwise subsequent to the date hereof; PROVIDED, HOWEVER, that the number of Series C Priority Shares shall in no event be decreased by virtue of Shares Transferred to a Permitted Transferee; PROVIDED FURTHER, that the definition of the term "Transferred" as used in this paragraph shall not include the following language: "pledge, encumbrance or other disposition."

      "SHARES" means shares of (i) Common Stock, (ii) Preferred Stock and (iii) any other equity securities now or hereafter issued by the Company together with any options thereon and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

      "TRANSFER" means any transfer, donation, sale, assignment, pledge, encumbrance or other disposition of all or any portion of any Shares. "TRANSFEROR" means the holder of Shares making a Transfer. "TRANSFERRED" means the accomplishment of a Transfer. "TRANSFEREE" means the recipient of a Transfer.

      Other capitalized terms used herein and not defined herein shall have the meaning set forth in the Company's Second Amended and Restated Certificate of Incorporation.

2. RESTRICTED SECURITIES

      Each stock certificate representing Shares held by the Stockholders shall include the legends substantially in the following forms (in addition to or in combination with any legend required under applicable federal and state securities laws or any other agreements or bylaw provisions relating to the transfer of the Company's securities):


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            THE SALES AND OTHER TRANSFERS OF THE SECURITIES REPRESENTED HEREBY
            ARE SUBJECT TO THE PROVISIONS OF AN AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG THE REGISTERED OWNER OF THIS CERTIFICATE, THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, WITH RESPECT TO TRANSFERS OF SECURITIES, AND NO TRANSFER HEREOF MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENT.

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE ACT OR
            (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

3. TRANSFERS.

      3.1 RESTRICTIONS ON TRANSFERS.

      Neither Founder shall Transfer all or any portion of the Shares now owned or hereafter acquired by such Founder, except pursuant to Section 3.2 or Section
3.3. No Series D Stockholder shall Transfer all or any portion of the Shares now owned or hereafter acquired by such Series D Stockholder, except pursuant to
Section 3.2, Section 3.3 or Section 3.4.

      3.2 PERMITTED TRANSFERS.

      A Founder or Series D Stockholder may Transfer all or any portion of the Shares now owned or hereafter acquired by such Founder or Series D Stockholder to a Permitted Transferee, provided that (a) the Founder or Series D Stockholder, as the case may be, provides the Company, not more than ten days following such Transfer, with written notification thereof setting forth the name and address of the Permitted Transferee and the number of Shares Transferred and (b) each Permitted Transferee executes and delivers to the Company a properly completed joinder agreement substantially in the form attached hereto as EXHIBIT A, pursuant to which the Permitted Transferee agrees to be bound by the terms of this Agreement and further agrees to be considered a "Founder" or "Series D Stockholder," as the case may be, for all purposes of this Agreement (including this Section 3.2, Section 3.3, Section 3.4 and Section 3.5).


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      3.3 INVESTORS' CO-SALE RIGHTS.

      If a Founder entertains a bona fide offer to purchase all or any portion of the Shares held by such Founder (a "TRANSACTION OFFER") from any other person or entity (a "BUYER"), such Transfer shall be subject to the following conditions:

            (a) The Founder shall cause the Transaction Offer to be reduced to writing and shall promptly notify (the "CO-SALE NOTICE") each of the Investors of their right to participate in the Transaction Offer with the Founder on the basis set forth in subsection (c) below (the "CO-SALE OPTION"). To the extent one or more Investors exercise their Co-Sale Option in accordance with this
Section 3.3, the number of Shares that the Founder may transfer in the Transaction Offer shall be correspondingly reduced.

            (b) Each of the Investors shall have the right to exercise its Co-Sale Option by giving written notice of such intent to participate (the "CO-SALE ACCEPTANCE NOTICE") to the Transferring Founder within 15 days after receipt by such Investor of the Co-Sale Notice (the "CO-SALE ELECTION PERIOD"). Each Co-Sale Acceptance Notice shall indicate the maximum number of Shares, and in the case of the Series C Stockholders the number of Series C Priority Shares, subject thereto that the Investor wishes to sell, including the number of Shares, and in the case of the Series C Stockholders the number of Series C Priority Shares, it would sell if one or more Investors do not elect to exercise their Co-Sale Option. Any Investor holding Preferred Stock may sell to the Buyer in exercise of its Co-Sale Option Preferred Stock convertible into the number of shares of Common Stock it is entitled to sell to the Buyer.

            (c) The Shares to be included in a Founder Transfer shall be allocated among the Founder or Founders, as the case may be, and the Investors as set forth in this subsection (c).

                  (i) If any participating Series C Stockholder has requested to include Series C Priority Shares in such Transfer the aggregate number of Series C Priority Shares the Series C Stockholders shall be entitled to sell in a Transaction Offer (the "PREFERENCE AMOUNT") shall be the lesser of (i) two-thirds of the aggregate number of Shares the Buyer has offered to purchase from the Founder or Founders, as the case may be, and (ii) the aggregate number of Series C Priority Shares outstanding as of the date of the Co-Sale Notice. The number of Shares to be included in such Transaction Offer by the Founder or Founders, as the case may be, and the Investors shall be as follows:

                        (A) The number of Series C Priority Shares that each participating Series C Stockholder shall be entitled to sell shall be the product obtained by multiplying the Series C Preference Amount by a fraction, the numerator of which is the total number of Series C Priority Shares owned by such Series C Stockholder as of the date of the Offer Notice and the denominator of which is the aggregate number of outstanding Series C Priority Shares as of the date of the Offer Notice, subject to increase as hereinafter provided. If a Series C Stockholder elects not to participate in the Co-Sale Option or has stated in its Co-Sale Acceptance Notice that it wishes to sell a number of Series C Priority Shares that is less than its full allotment, such Series C Stockholder's allotment or portion of its allotment that it elects not to sell shall be available to those Series C Stockholders who have stated in their Co-Sale Acceptance Notice that they wish to sell a number of Series C Priority Shares that is greater than


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their allotment as determined on a pro rata basis according to such Investors'
respective Share ownership.

                        (B) The Founder or Founders, as the case may be, shall be entitled to include one Share for every two Series C Priority Shares included by the Series C Stockholders in such Transfer.

                        (C) If after all Series C Priority Shares requested to be included in such Transfer and the corresponding number of Founder Shares are included as set forth in (A) and (B) above there remains any capacity to include additional Shares then the Founder or Founders, as the case may be, and each Investor shall be entitled to include in such Transfer the number of Shares equal to the product obtained by multiplying the total number of such additional Shares by a fraction, the numerator of which is the total number of Shares owned by such Investor and the denominator of which is the aggregate number of Shares owned by the selling Founder or Founders, as the case may be, and Investors as of the date of the Offer Notice, subject to increase as hereinafter provided. If an Investor elects not to participate in the Co-Sale Option or has stated in its Co-Sale Acceptance Notice that it wishes to sell a number of Shares that is less than its full pro rata allotment, such Investor's pro rata allotment or portion of its pro rata allotment that it elects not to sell shall be available to those Investors who have elected to sell a number of Shares that is greater than their pro rata allotment as determined on a pro rata basis according to such Investors' respective Share ownership.

            (ii) If no Series C Stockholder has requested to include Series C Priority Shares in such Transfer then the Founder or Founders, as the case may be, and each Investor shall be entitled to include in such Transfer the number of Shares equal to the product obtained by multiplying the total number of Shares available for sale to the Buyer subject to the Transaction Offer by a fraction, the numerator of which is the total number of Shares owned by such Investor and the denominator of which is the aggregate number of Shares owned by the selling Founder or Founders, as the case may be, and Investors as of the date of the Offer Notice, subject to increase as hereinafter provided. If an Investor elects not to participate in the Co-Sale Option or has indicated in its Co-Sale Acceptance Notice that it wishes to sell a number of Shares that is less than its full pro rata allotment, such Investor's pro rata allotment or portion of its pro rata allotment that it elected not to sell shall be available to those Investors who have elected to sell a number of Shares that is greater than their pro rata allotment on a pro rata basis according to such Investors' respective Share ownership.

      (d) Within ten calendar days after the end of the Co-Sale Election Period, the Founder shall promptly notify each participating Investor of the number of Shares held by such Investor, to be included in the sale and the date on which the Transaction Offer will be consummated, which shall be no later than 30 calendar days after the end of the Co-Sale Election Period. Each participating Investor may effect its participation in any Transaction Offer hereunder by delivery to the Buyer, or to the Founder for delivery to the Buyer, one or more instruments or certificates, properly endorsed for transfer, representing the Shares it elects to sell pursuant thereto. At the time of consummation of the Transaction Offer, the Founder shall cause the Buyer to remit directly to each participating Investor that portion of the sale proceeds to which the participating Investor is entitled. No Shares may be sold to the Buyer by the Founder unless the Buyer


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simultaneously purchases from the participating Investors all the Shares that they have elected to sell pursuant to this Section 3.3.

      (e) The Founder and each participating Investor shall execute the same transfer agreement with the Buyer, which shall provide that each participating Investor and the Founder shall be liable to the Buyer with respect to representations and warranties, on a several and not joint basis.

      (f) The Shares held by a Founder that are the subject of the Transaction Offer as to which no Investor elects to participate may be sold to the Buyer only during the period specified in Section 3.3(d) and only on terms no more favorable to the Founder than those contained in the Offer Notice. Promptly after such Transfer, the Founder shall notify the Company, which in turn shall promptly notify all the Investors of the consummation thereof and shall furnish to them copies of the transfer agreement or agreements. If the Transaction Offer is not consummated within the period required by this Section 3.3, it shall be deemed to have lapsed, and any proposed Transfer of Shares thereafter including to the same Buyer requires adherence to this Section 3 de novo.

      (g) If both Founders propose concurrent Transfers that are subject to this
Section 3.3, then the relevant provisions of this Section 3.3, as applicable, shall apply separately to each such proposed Transfer; PROVIDED, HOWEVER, that if both Founders include such concurrent Transfers in the same Co-Sale Notice, such concurrent Transfers shall be treated as a single Transfer under this
Section 3.3.

      (h) The Investors' rights under this Section 3.3 are freely transferable or assignable to a Permitted Transferee, but cannot otherwise be Transferred to any other Transferee whether such Transfer is made pursuant to this Agreement or otherwise.

      (i) The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Shares made by a selling Founder or Founders, as the case may be, shall not adversely affect such Investor's right to participate in any subsequent sale by a Founder or the Founders.

      3.4 SERIES C CO-SALE RIGHTS.

      If a Series D Stockholder entertains a bona fide offer to purchase all or any portion of the Shares held by such Series D Stockholder (a "SERIES D TRANSACTION OFFER") from any other person or entity (a "SERIES D BUYER"), such Transfer shall be subject to the following conditions:

            (a) The Series D Stockholder shall cause the Series D Transaction Offer to be reduced to writing and shall promptly notify (the "SERIES D CO-SALE NOTICE") each of the Series C Stockholders of their right to participate in the Series D Transaction Offer (the "SERIES D CO-SALE OPTION") on the basis set forth in subsection (c) below. To the extent one or more Series C Stockholders exercise their Series D Co-Sale Option in accordance with this Section 3.4, the number of Shares that the Series D Stockholder may transfer in the Series D Transaction Offer shall be correspondingly reduced.


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            (b) Each of the Series C Stockholders shall have the right to exercise its Series D Co-Sale Option by giving written notice of such intent to participate (the "SERIES D CO-SALE ACCEPTANCE NOTICE") to the transferring Series D Stockholder within 15 days after receipt by such Series C Stockholder of the Series D Co-Sale Notice (the "SERIES D CO-SALE ELECTION PERIOD"). Each Series D Co-Sale Acceptance Notice shall state the maximum number of Series C Priority Shares and other Shares subject thereto that such Series C Stockholder wishes to sell, including the number of Series C Priority Shares and other Shares it would sell if one or more Series C Stockholders do not elect to exercise their Series D Co-Sale Option. Any Series C Stockholder holding Series C Priority Shares or other Shares may sell to the Series D Buyer in exercise of its Series D Co-Sale Option, the number of Series C Priority Shares and Shares determined in accordance with subsection (c) below.

            (c) The aggregate number of Series C Priority Shares the Series C Stockholders shall be entitled to sell in a Series D Transaction Offer (the "Series C Preference Amount") shall be the lesser of (i) the aggregate number of Shares the Series D Buyer has offered to purchase from the Series D Stockholder divided by two and (ii) the aggregate number of Series C Priority Shares outstanding as of the date of the Series D Co-Sale Notice. The number of Series C Priority Shares that each participating Series C Stockholder shall be entitled to sell shall be equal to the product obtained by multiplying the Series C Preference Amount by a fraction, the numerator of which is the total number of Series C Priority Shares owned by such Series C Stockholder as of the date of the Series D Offer Notice and the denominator of which is the aggregate number of outstanding Series C Priority Shares as of the date of the Series D Offer Notice, subject to increase as hereinafter provided. If a Series C Stockholder elects not to participate in the Series D Co-Sale Option or has indicated in its Series D Co-Sale Acceptance Notice that it wishes to sell a number of Series C Priority Shares that is less than its full allotment, such Series C Stockholder's allotment or portion of its allotment that it elected not to sell shall be available to those Series C Stockholders who have elected to sell a number of Series C Priority Shares that is greater than their allotment on a pro rata basis according to such Series C Stockholders' respective Series C Priority Share ownership. If in any Series D Transaction Offer there is an Excess Amount (as defined below) each Series C Stockholder shall be entitled to include in such Series D Transaction Offer an additional number of Shares (pro rata among the participating Series C Stockholders) equal to the Excess Amount divided by three. The term "Excess Amount" shall mean the total number of Shares included in the Series D Transaction Offer minus two times the Series C Preference Amount.

            (d) Within ten calendar days after the end of the Series D Co-Sale Election Period, the Series D Stockholder shall promptly notify each participating Series C Stockholder of the number of Series C Priority Shares and Shares held by such Series C Stockholder to be included in the sale and the date on which the Series D Transaction Offer is expected to be consummated, which shall be no later than 30 calendar days after the end of the Series D Co-Sale Election Period. Each participating Series C Stockholder may effect its permitted participation in any Series D Transaction Offer hereunder by delivery to the Series D Buyer, or to the Series D Stockholder for delivery to the Series D Buyer, one or more instruments or certificates, properly endorsed for transfer, representing the Series C Priority Shares and Shares it elects to sell pursuant thereto. At the time of consummation of the Series D Transaction Offer, the Series D Stockholder shall cause the Series D Buyer to remit directly to each participating Series C Stockholder that portion of the sale proceeds to which the participating Series C Stockholder is


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entitled. No Shares may be sold to the Series D Buyer by the Series D
Stockholder unless the Series D Buyer simultaneously purchases from the participating Series C Stockholders all the Series C Priority Shares and Shares that they are permitted and have elected to sell pursuant to this Section 3.4.

            (e) The Series D Stockholder and each participating Series C Stockholder shall execute the same transfer agreement with the Series D Buyer, which shall provide that each participating Series C Stockholder and the Series D Stockholder shall be liable to the Series D Buyer with respect to representations and warranties, on a several and not joint basis.

            (f) The Shares held by a Series D Stockholder that are the subject of the Series D Transaction Offer as to which no Series C Stockholder elects to participate may be sold to the Series D Buyer only during the period specified in Section 3.4(d) and only on terms no more favorable to the Series D Stockholder than those contained in the Series D Offer Notice. Promptly after such Transfer, the Series D Stockholder shall notify the Company, which in turn shall promptly notify all the Series C Stockholders of the consummation thereof and shall furnish to them copies of the transfer agreement or agreements. If the Series D Transaction Offer is not consummated within the period required by this
Section 3.4, it shall be deemed to have lapsed, and any proposed Transfer of Shares thereafter including to the same Series D Buyer shall require adherence to this Section 3.4 de novo.

            (g) If more than one Series D Stockholder proposes to concurrently Transfer Shares that are subject to this Section 3.4, the provisions of this
Section 3.4 shall apply separately to each such proposed Transfer; PROVIDED, HOWEVER, that if multiple Series D Stockholders include such concurrent Transfers in the same Series D Co-Sale Notice, such concurrent Transfers shall be treated as a single Transfer under this Section 3.4.

            (h) The Series C Stockholders' rights under this Section 3.4 are freely transferable or assignable to a Permitted Transferee, but cannot otherwise be Transferred to any other Transferee whether such Transfer is made pursuant to this Agreement or otherwise.

            (i) The exercise or non-exercise of the rights of the Series C Stockholders hereunder to participate in one or more sales of Shares made by a Series D Stockholder or Series D Stockholders, as the case may be, shall not adversely affect such Series C Stockholder's right to participate in any subsequent sale by a Series D Stockholder or Series D Stockholders.

      3.5 EFFECT OF PROHIBITED TRANSFERS. If any Transfer is made or attempted by a Founder or a Series D Stockholder contrary to any provision of this Agreement (a "PROHIBITED TRANSFER"):

            (a) such Prohibited Transfer shall be void ab initio;

            (b) the Company and the Investors shall have, in addition to any other legal or equitable remedies that they may have, the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by law);

            (c) the Company shall refuse to recognize any Transferee as one of its stockholders for any purpose; and


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            (d) each Series C Stockholder shall have the right to sell to a
Transferring Series D Stockholder or Founder, the type and number of Series C Priority Shares and Shares equal to the number of Series C Priority Shares and Shares each Series C Stockholder would have been entitled to transfer to the prospective Transferee under Section 3.3 and Section 3.4 had the Prohibited Transfer been effected pursuant to and in compliance with the terms thereof. Such sale shall be made on the following terms and conditions:

                  (i) The price per share at which the Series C Priority Shares and Shares are to be sold to the Series D Stockholder under Section 3.4 or a Founder under Section 3.3 shall be equal to the price per share paid by the purchaser to the Series D Stockholder or Founder in such Prohibited Transfer. The Series D Stockholder or Founder, as the case may be, shall also reimburse each Series C Stockholder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of such Series C Stockholder's rights under this Section 3.5.

                  (ii) Within 60 days after the later of the dates on which the Series C Stockholder (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, each Series C Stockholder shall, if exercising the option created hereby, deliver to the Series D Stockholder or Founder, as the case may be, the certificate or certificates representing Series C Priority Shares and Shares to be sold, each certificate to be properly endorsed for transfer.

                  (iii) The Series D Stockholder or Founder, as the case may be, shall, upon receipt of the certificate or certificates for the Series C Priority Shares and Shares to be sold by a Series C Stockholder pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses in cash or by other means acceptable to the Series C Stockholder.

            (e) each Series D Stockholder shall have the right to sell to the Transferring Founder, the type and number of Shares equal to the number of Shares each Series D Stockholder would have been entitled to transfer to the prospective Transferee under Section 3.3 had the Prohibited Transfer been effected pursuant to and in compliance with the terms thereof. Such sale shall be made on the following terms and conditions:

                  (i) The price per share at which the Shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Series D Stockholder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of such Series D Stockholder's rights under this Section 3.5.

                  (ii) Within 60 days after the later of the dates on which the Series D Stockholders (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, each Series D Stockholder shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing Shares to be sold, each certificate to be properly endorsed for transfer.

                  (iii) The Founder shall, upon receipt of the certificate or certificates for the Shares to be sold by a Series D Stockholder pay the aggregate purchase price therefor and the


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amount of reimbursable fees and expenses in cash or by other means acceptable to the Series D Stockholder.

      4. INFORMATION RIGHTS.

      4.1 So long as an Investor owns at least 15,000 Shares, the Company shall furnish separately to each such Investor the following reports:

            (a) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company; and

            (b) QUARTERLY FINANCIAL STATEMENTS. Within 60 days after the end of each quarter in each fiscal year (other than the last quarter in each fiscal year), a consolidated balance sheet of the Company and its subsidiaries, if any, and the related consolidated statements of income, stockholders' equity and cash flows, unaudited but prepared (except for footnotes) in accordance with generally accepted accounting principles and certified by the chief financial officer of the Company, such consolidated balance sheet to be as of the end of such quarter and such consolidated statements of income, stockholders' equity and cash flows to be for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case with comparative statements for the prior fiscal year.

      4.2 So long as an Investor owns at least 15,000 Shares the Company shall permit and cause each of its subsidiaries, if any, to permit each such Investor and such persons as each such Investor may designate, at such Investor's expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes such accountants to discuss with such Investor and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice during normal business hours provided that such Investor or designee executes a confidentiality agreement in substance and form reasonably acceptable to the Company.

5. MISCELLANEOUS.

      5.1 HEADINGS.

      The Section headings and subsection headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

      5.2 COUNTERPARTS.

      This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one document. One or more counterparts of this Agreement may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

      5.3 REMEDIES; SEVERABILITY.

      The parties stipulate that a breach of this Agreement will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other legal or equitable remedies that they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law).

      If any one or more of the terms herein, or the application thereof in any circumstances, is held unenforceable in any respect such holdings shall not affect the enforceability of the other terms hereof.

      5.4 ENTIRE AGREEMENT.

      This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

      5.5 LAW GOVERNING.

      This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware (without giving effect to principles of conflicts of law).

      5.6 SUCCESSORS AND ASSIGNS.

      This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof as a condition of such succession. The rights of the Investors and Founders hereunder shall only be assignable to Transferees of their Shares as contemplated herein.

      5.7 AMENDMENTS.

      Unless otherwise expressly provided for herein, this Agreement may only be amended or modified with the prior written consent of the Company, holders of at least 65% of the outstanding shares of Series C Preferred Stock, holders of at least 65% of the outstanding shares of Series D Preferred Stock and the Founders. No waiver or exception to any term of this Agreement in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such term.

      5.8 NOTICES.

      Any notice or demand that is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

      If to the Company
      Or Founders:            DOV Pharmaceutical, Inc.
                              433 Hackensack Avenue
                              Hackensack, New Jersey 07601
                              Facsimile: (201) 968-0986, or at any other address designated by the Company

      With a copy to:         Goodwin Procter LLP
                              599 Lexington Avenue
                              New York, New York 10022
                              Attn: J. Robert Horton
                              Facsimile: 212-255-3333

      If to the Investors:    To the address and facsimile number set forth in
                              the books and records of the Company, or at any other address or facsimile number designated by an Investor to the Company in writing.

      5.9 DISPUTE RESOLUTION.

            (a) All disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration before JAMS/Endispute, Inc., or its successor. The arbitration shall be held in New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by JAMS/Endispute, Inc. unless specifically modified herein.

      The arbitration shall commence within 90 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to compel answers of interrogatories or a response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within three months of the selection of the arbitrator. The arbitrator's decision shall set forth a reasoned basis for any award of damages, equitable relief or finding of liability. The arbitrator shall not have the power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

      The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including reasonable legal fees and expenses of the prevailing party) against any party to a proceeding. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorney's fees, incurred by the other party in enforcing the award. This Section applies to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm. If the moving party secures temporary or preliminary injunctive relief in a court of competent jurisdiction the parties agree that they will take all necessary steps to commence arbitration as expeditiously as possible consistent with court instructions, if any. The provisions of this Section shall be enforceable in any court of competent jurisdiction.

      The parties shall bear their own attorneys' fees, costs and expenses in connection with the arbitration. The parties shall share equally in the fees and expenses charges by J.A.M.S.

            (b) Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of New York County, New York for the purposes of enforcing the arbitration provisions of paragraph (a) above. Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of the venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

      5.10 TERMINATION.

      This Agreement shall terminate as to all parties upon the earlier of (i) the closing of a Public Offering and (ii) the written consent of (A) each Founder, (B) the holders of at least 65% of the of the outstanding shares of Series C Preferred Stock and (C) the holders of at least 65% of the outstanding shares of Series D Preferred Stock; PROVIDED, HOWEVER, that if this Agreement has not been terminated as provided in (i) or (ii) above prior to the 24-month anniversary of this Agreement, Section 3.4 and Section 3.5(d) hereof shall terminate immediately upon such anniversary. Notwithstanding the preceding, this Agreement shall terminate with respect to the Founders on the closing date of a merger or consolidation of the Company in which the surviving entity has securities registered under the Securities Act of 1933, as amended, and each Investor, if any, that holds unregistered Shares is eligible to sell any such Shares pursuant to Rule 144.

      5.11 ADDITIONAL PARTIES.

      The parties hereto agree that subsequent investors who purchase Series D Preferred Stock pursuant to the Stock Purchase Agreement shall, upon execution of a counterpart signature page hereto, be added as a party to this Agreement and have all rights and privileges of and be subject and bound by all the terms and conditions hereof and that Schedule 1 hereto may be amended from time to time to include such subsequent investor or investors, and that each such subsequent investor shall be deemed for all purposes to be one of the "Series D Stockholders" as if such subsequent investor was one of the Series D Stockholders on the date hereof.

                                  [END OF TEXT]

      IN WITNESS WHEREOF, the parties have executed this Amended and Restated Stockholders Agreement or have caused this Amended and Restated Stockholders Agreement to be duly executed and delivered by their duly authorized representatives as of the day and year first written above.

      COMPANY:                           DOV PHARMACEUTICAL, INC., a Delaware
                                         corporation

                                         by: /s/ Arnold Lippa
                                             -----------------------------------
                                             Name: Arnold Lippa
                                             Title: CEO


      FOUNDERS:                          /s/ Arnold Lippa
                                         ---------------------------------------

                                         Arnold Lippa

                                         ---------------------------------------

                                         Bernard Beer


                      Stockholders Agreement Signature Page

      IN WITNESS WHEREOF, the parties have executed this Amended and Restated Stockholders Agreement or have caused this Amended and Restated Stockholders Agreement to be duly executed and delivered by their duly authorized representatives as of the day and year first written above.

      COMPANY:                           DOV PHARMACEUTICAL, INC., a Delaware
                                         corporation

                                         by:
                                             -----------------------------------
                                             Name:
                                             Title:


      FOUNDERS:
                                         ---------------------------------------

                                         Arnold Lippa

                                         /s/ Bernard Beer
                                         ---------------------------------------

                                         Bernard Beer


                      Stockholders Agreement Signature Page

      SERIES C STOCKHOLDERS:             /s/ Matthew Perry
                                         ---------------------------------------
                                         MATTHEW PERRY


                      Stockholders Agreement Signature Page

      SERIES C STOCKHOLDERS:             BIOTECHNOLOGY VALUE FUND, L.P., a
                                         Delaware limited partnership

                                         By: BVF Partners, L.P., its general
                                             partner

                                             By: BVF Inc., its general partner


                                                 By: /s/Mark Lampert
                                                     ---------------------------
                                                     Name: Mark Lampert
                                                     Title: President


                      Stockholders Agreement Signature Page

      SERIES C STOCKHOLDERS:             BIOTECHNOLOGY VALUE FUND II,
                                         L.P., a Delaware limited partnership

                                         By: BVF Partners, L.P., its General
                                             Partner

                                             By: BVF Inc., its General Partner

                                                 By: /s/ Mark Lampert
                                                     ---------------------------
                                                     Name: Mark Lampert
                                                     Title: President


                      Stockholders Agreement Signature Page

      SERIES C STOCKHOLDERS:             INVESTMENT 10 LLC

                                         By: BVF Partners, L.P., Investment
                                             Advisor

                                             By: BVF Inc., its General Partner

                                                 By: /s/ Mark Lampert
                                                     ---------------------------
                                                     Name: Mark Lampert
                                                     Title: President


                      Stockholders Agreement Signature Page

      SERIES C STOCKHOLDERS:             RESERVOIR CAPITAL PARTNERS, L.P.

                                            By: Reservoir Capital Group, L.L.C.,
                                                its general partner

                                         By:/s/ Daniel H. Stern
                                            ------------------------------------

                                         Name:

                                         Title:


                                         RESERVOIR CAPITAL MASTER FUND, L.P.

                                            By: Reservoir Capital Group, L.L.C.,
                                                its general partner

                                         By:/s/ Daniel H. Stern
                                            ------------------------------------

                                         Name:

                                         Title:


                                         RESERVOIR CAPITAL ASSOCIATES, L.P.

                                            By: Reservoir Capital Group, L.L.C.,
                                                its general partner

                                         By:/s/ Daniel H. Stern
                                            ------------------------------------

                                         Name:

                                         Title:


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             MERLIN BIOMED PRIVATE EQUITY FUND, L.P.

                                         by: Merlin BioMed Private Equity, LLC,
                                         its General Partner

                                         by:/s/ Stuart T. Weisbrod
                                            ------------------------------------
                                         Name: Stuart T. Weisbrod
                                         Title: its Managing Member


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             OPPENHEIMER DISCOVERY FUND

                                         by:/s/ Jayne Stevlingson
                                            ------------------------------------
                                         Name: Jayne Stevlingson
                                         Title: Vice President


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             BIOTECHNOLOGY VALUE FUND, L.P.,
                                         a Delaware limited partnership

                                         by: BVF Partners L.P., its General
                                             Partner

                                             by: BVF Inc., its General Partner


                                                 by: /s/ Mark Lampert
                                                     ---------------------------
                                                     Name: Mark Lampert
                                                     Title: President


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             BIOTECHNOLOGY VALUE FUND II, L.P., a
                                         Delaware limited partnership

                                         By: BVF Partners L.P., its General
                                             Partner

                                             By: BVF Inc., its General Partner


                                                 By: /s/ Mark Lampert
                                                     ---------------------------
                                                     Name: Mark Lampert
                                                     Title: President


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             INVESTMENT 10 LLC

                                         By: BVF Partners, L.P., its Investment
                                             Advisor

                                             By: BVF Inc., its General Partner


                                                 By: /s/ Mark Lampert
                                                     ---------------------------
                                                     Name: Mark Lampert
                                                     Title: President


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             BVF INVESTMENTS LLC

                                         By: BVF Partners L.P., its Investment
                                             Advisor

                                             By: BVF Inc., its General Partner


                                                 By: /s/ Mark Lampert
                                                     ---------------------------
                                                     Name: Mark Lampert
                                                     Title: President


                      Stockholders Agreement Signature Page

                                PERCEPTIVE LIFE SCIENCES MASTER FUND LTD., a Cayman Islands corporation by: /s/ Andrew C. Sankin
                                          --------------------------------
                                          Name: Andrew C. Sankin
                                          Title: Director and Chief
                                                 Operating Officer

                                Address:  c/o Administrator
                                          International Fund Administration Ltd.
                                          48 Par La Ville Road
                                          Suite 464
                                          Hamilton HM11 Bermuda

                                Facsimile No. (441) 295-9637

                                Tax ID Number:  98-0338943


                      Stockholders Agreement Signature Page

                                       INTEGRATED RISK FACILITIES HOLDINGS, INC.


                                       by: /s/ Stuart Farber
                                           -------------------------------------
                                           Name: Stuart Farber
                                           Title: President


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             /s/ Bruce Wainer
                                         ---------------------------------------
                                         Bruce Wainer



                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             /s/ Aaron Harrison
                                         ---------------------------------------
                                         Aaron Harrison


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             /s/ Roger Samet
                                         ---------------------------------------
                                         Roger Samet


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             /s/ Joseph Klein
                                         ---------------------------------------
                                         Joseph Klein III


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDER:              ARDARA US DIRECT INVESTMENT LTD.

                                         By: Ducat Ltd, its Director


                                             By: /s/ [signature illegible]
                                                 -------------------------------


                      Stockholders Agreement Signature Page

      SERIES D STOCKHOLDERS:             DACHA CAPITAL


                                         By: /s/ Jean Guy Lambert
                                             -----------------------------------
                                             Name: Jean Guy Lambert
                                             Title: President


                      Stockholders Agreement Signature Page

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT

      The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Amended and Restated Stockholders Agreement ("STOCKHOLDERS AGREEMENT") dated as of August ___, 2001 by and among DOV Pharmaceutical, Inc., a Delaware corporation, and the parties named therein and for all purposes of the Stockholders Agreement, the undersigned shall be included within the term [Founder, Series C Stockholder, Series D Stockholder] (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

                  _____________________________________
                  _____________________________________
                  _____________________________________
                  Facsimile No._______________________.


                                        ________________________________________
                                        Name:


                                      S-1